   SCHWAB TAX-FREE BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   November 15, 2007
   As amended June 13, 2008

   - Schwab Tax-Free YieldPlus Fund TM
   - Schwab Tax-Free Bond Fund TM
     (formerly Schwab Long-Term Tax-Free Bond Fund TM)
   - Schwab California Tax-Free YieldPlus Fund TM
   - Schwab California Tax-Free Bond Fund TM
     (formerly Schwab California Long-Term Tax-Free Bond Fund TM)

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.

   This prospectus does not offer for sale
   and is not a solicitation of offers to
   purchase shares of certain funds
   described herein in those states and
   jurisdictions where the funds are not
   registered and/or qualified for sale.                   [CHARLES SCHWAB LOGO]

SCHWAB TAX-FREE BOND FUNDS


       ABOUT THE FUNDS

          Schwab Tax-Free YieldPlus Fund TM........................    2

          Schwab Tax-Free Bond Fund TM.............................    9

          Schwab California Tax-Free YieldPlus Fund TM.............   16

          Schwab California Tax-Free Bond Fund TM..................   23

          Fund management..........................................   30

       INVESTING IN THE FUNDS

          Placing orders through your Intermediary.................   32

          Placing direct orders....................................   34

          Transaction policies.....................................   38

          Distributions and taxes..................................   42

                  ABOUT THE FUNDS

                  The Schwab Tax-Free Bond Funds seek to provide high current income exempt from federal income tax, including income exempt from AMT and, in the case of the California funds, California personal income tax.

                  Because these funds invest primarily in municipal bonds, their dividends are generally exempt from federal income tax. Dividends from the California funds are generally exempt from California personal income tax as well.

                  The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB TAX-FREE YIELDPLUS FUND TM
TICKER SYMBOL: SWYTX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Three kinds of swaps are index swaps, credit default swaps and interest-rate swaps.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies.

The fund's investment strategy is designed to offer higher yields than a municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market

2  Schwab Tax-Free YieldPlus Fund TM
fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond's total return potential.

The fund may invest in derivatives including, without limitation, futures, options, and swaps (including credit default swaps) which relate to fixed income securities, interest rates, and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales. Please see the Principal risks section for a description of these investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

                                            Schwab Tax-Free YieldPlus Fund TM  3

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund uses duration as a tool to help measure interest rate risk. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

4  Schwab Tax-Free YieldPlus Fund TM

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. The fund's investments in inverse floaters also amplify the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies

                                            Schwab Tax-Free YieldPlus Fund TM  5
its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

6  Schwab Tax-Free YieldPlus Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 ANNUAL TOTAL RETURNS (%) as of 12/31

                                  1.83    3.32



                                   05      06



BEST QUARTER: 1.00% Q3 2006
WORST QUARTER: 0.14% Q1 2005
YEAR-TO-DATE PERFORMANCE AS OF 09/30/07 1.23%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
FUND
  Before taxes                                                 3.32     2.61 1
  After taxes on distributions                                 3.32     2.61 1
  After taxes on distributions
    and sale of shares                                         3.25     2.63 1

LEHMAN BROTHERS ONE-YEAR MUNICIPAL BOND INDEX                  3.20     2.28 2

1 Inception: 12/16/04.

2 From: 12/16/06.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.34
Distribution (12b-1) fees                             None
Other expenses                                        0.17
                                                    -------
Total annual operating expenses                       0.51
Less expense reduction                               (0.02)
                                                    -------
NET OPERATING EXPENSES*                               0.49
                                                    -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $50                  $157                 $274                 $616

                                            Schwab Tax-Free YieldPlus Fund TM  7

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                          9/1/06-    9/1/05-    12/16/04 2-
                                                         8/31/07 1   8/31/06      8/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.96        9.97       10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.33        0.28        0.16
  Net realized and unrealized losses                       (0.09)      (0.01)      (0.03)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.24        0.27        0.13
Less distributions:
  Distributions from net investment income                 (0.33)      (0.28)      (0.16)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.87        9.96        9.97
                                                         -----------------------------------------------------------------
Total return (%)                                            2.45        2.73        1.31 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.49        0.49        0.28 4
  Gross operating expenses                                  0.51        0.53        0.54 4
  Net investment income                                     3.34        2.81        2.33 4
Portfolio turnover rate                                       45          55          18 3
Net assets, end of period ($ X 1,000,000)                    654         489         435

1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

2 Commencement of operations.

3 Not annualized.

4 Annualized.

8  Schwab Tax-Free YieldPlus Fund TM

SCHWAB TAX-FREE BOND FUND TM
Ticker symbol: SWNTX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at

                                                 Schwab Tax-Free Bond Fund TM  9
least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond's total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

10  Schwab Tax-Free Bond Fund TM

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not

                                                Schwab Tax-Free Bond Fund TM  11
be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplify the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other

12  Schwab Tax-Free Bond Fund TM
types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

                                                Schwab Tax-Free Bond Fund TM  13

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

The fund adopted its current investment strategy on August 6, 2007; performance before that time may have been different had its current strategy been in place.

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 ANNUAL TOTAL RETURNS (%) as of 12/31

       9.83    6.14   (7.31)  15.61    3.80   10.90    5.47    4.01    2.06    3.95

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 6.57% Q4 2000
WORST QUARTER: (3.27%) Q2 1999
YEAR-TO-DATE PERFORMANCE AS OF 09/30/07 0.65%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                               1 year   5 years   10 years
------------------------------------------------------------------------------------------
FUND
  Before taxes                                                 3.95     5.24       5.29
  After taxes on distributions                                 3.95     5.24       5.27
  After taxes on distributions and sale of shares              4.00     5.10       5.19

LEHMAN BROTHERS SEVEN-YEAR MUNICIPAL BOND INDEX 1              3.98     4.89       5.22
LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX                   4.84     5.53       5.75

1 The Fund has changed its index from Lehman Brothers General Municipal Bond
  Index to Lehman Brothers Seven-Year Municipal Bond Index because the Lehman Brothers Seven-Year Municipal Bond Index is more representative of the fund's current investment strategy.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.30
Distribution (12b-1) fees                             None
Other expenses                                        0.40
                                                    -------
Total annual operating expenses                       0.70
Less expense reduction                               (0.21)
                                                    -------
NET OPERATING EXPENSES*                               0.49
                                                    -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $50                  $157                 $274                 $616

14  Schwab Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/06-    9/1/05-    9/1/04-    9/1/03-    9/1/02-
                                                         8/31/07    8/31/06    8/31/05    8/31/04    8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.10      11.25      11.33      11.04      11.05
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.44       0.44       0.45       0.45       0.45
  Net realized and unrealized gains or losses              (0.35)     (0.15)     (0.08)      0.29      (0.01)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.09       0.29       0.37       0.74       0.44
Less distributions:
  Distributions from net investment income                 (0.44)     (0.44)     (0.45)     (0.45)     (0.45)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           10.75      11.10      11.25      11.33      11.04
                                                         -----------------------------------------------------------------
Total return (%)                                            0.82       2.70       3.29       6.77       4.01


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.59       0.65       0.65       0.65       0.62
  Gross operating expenses                                  0.70       0.69       0.66       0.66       0.65
  Net investment income                                     4.03       4.01       3.98       4.00       4.06
Portfolio turnover rate                                       29         23          1         10         22
Net assets, end of period ($ X 1,000,000)                     93         92         93         83         81

                                                Schwab Tax-Free Bond Fund TM  15

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM
Ticker symbol: SWYCX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX CONSISTENT WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Three kinds of swaps are index swaps, credit default swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies.

The fund's investment strategy is designed to offer higher yields than a California municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price fluctuates. As an ultra-short bond fund, the fund is not subject

16 Schwab California Tax-Free YieldPlus Fund TM to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential.

The fund may invest in derivatives including, without limitation, futures, options, and swaps (including credit default swaps) which relate to fixed income securities, interest rates, and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales. Please see the Principal risks section for a description of these investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gains distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

                                Schwab California Tax-Free YieldPlus Fund TM  17

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund uses duration as a tool to help measure interest rate risk. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental or court actions, such as the elimination of tax-exempt status, also could affect fund performance. For example, in its current term, the United States Supreme Court is scheduled to consider whether a state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions is constitutional. If the Supreme Court were to conclude that this practice is unconstitutional, state and local government bonds bought by the fund as tax-exempt obligations may become taxable by the state and the market value of such obligations may decline, which, in turn, may negatively affect the value of the fund's shares. Please see the fund's Statement of Additional Information for more information regarding these matters.

STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may

18 Schwab California Tax-Free YieldPlus Fund TM not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplify the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend

                                Schwab California Tax-Free YieldPlus Fund TM  19
to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

20  Schwab California Tax-Free YieldPlus Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 ANNUAL TOTAL RETURNS (%) as of 12/31

                                                     1.76    3.30



                                                      05      06



BEST QUARTER: 0.88% Q3 2006
WORST QUARTER: 0.22% Q1 2005
YEAR-TO-DATE PERFORMANCE AS OF 09/30/07 1.30%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                 Since
                                      1 year   inception
--------------------------------------------------------
FUND
  Before taxes                         3.30      2.52 1
  After taxes on distributions         3.30      2.52 1
  After taxes on distributions
    and sale of shares                 3.19      2.53 1

LEHMAN BROTHERS ONE-YEAR
  MUNICIPAL BOND INDEX                 3.20      2.28 2

1 Inception: 12/16/04.
2 From: 12/16/06.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average assets)
--------------------------------------------------------------------------------
Management fees                                                           0.33
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.12
                                                                        -------
Total annual operating expenses*                                          0.45
                                                                        -------

* Schwab and the investment adviser have agreed to limit the fund's net operating expenses (excluding interest, taxes, and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

      1 year             3 years             5 years             10 years
--------------------------------------------------------------------------------
       $46                 $144                $252                $567

                                Schwab California Tax-Free YieldPlus Fund TM  21

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                          9/1/06-    9/1/05-    12/16/04 2-
                                                         8/31/07 1   8/31/06      8/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.98        9.95       10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.32        0.27        0.15
  Net realized and unrealized gains or losses              (0.11)      (0.03)      (0.05)
                                                         -----------------------------------------------------------------
  Total Income from investment operations                   0.21        0.30        0.10
Less distributions:
  Distributions from net investment income                 (0.32)      (0.27)      (0.15)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.87        9.98        9.95
                                                         -----------------------------------------------------------------
Total return (%)                                            2.16        3.06        1.03 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.45        0.46        0.28 4
  Gross operating expenses                                  0.45        0.46        0.51 4
  Net investment income                                     3.26        2.74        2.21 4
Portfolio turnover rate                                       38          70          52 3
Net assets, end of period ($ X 1,000,000)                  1,053         768         516

1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

2 Commencement of operations.

3 Not annualized.

4 Annualized.

22  Schwab California Tax-Free YieldPlus Fund TM

SCHWAB CALIFORNIA TAX-FREE BOND FUND TM
Ticker symbol: SWCAX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds

                                     Schwab California Tax-Free Bond Fund TM  23

(sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond's total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

24  Schwab California Tax-Free Bond Fund TM

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental or court actions, such as the elimination of tax-exempt status, also could affect fund performance. For example, in its current term, the United States Supreme Court is scheduled to consider whether a state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions is constitutional. If the Supreme Court were to conclude that this practice is unconstitutional, state and local government bonds bought by the fund as tax-exempt obligations may become taxable by the state and the market value of such obligations may decline, which, in turn, may negatively affect the value of the fund's shares. Please see the fund's Statement of Additional Information for more information regarding these matters.

STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial

                                     Schwab California Tax-Free Bond Fund TM  25
instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplify the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

26  Schwab California Tax-Free Bond Fund TM

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California state income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

                                     Schwab California Tax-Free Bond Fund TM  27

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

The fund adopted its current investment strategy on August 6, 2007; performance before that time may have been different had its current strategy been in place.

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 ANNUAL TOTAL RETURNS (%) as of 12/31

      10.04    6.43   (6.14)  15.22    4.92    8.17    4.64    5.03    3.29    4.39

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 5.79% Q3 2002
WORST QUARTER: (2.70%) Q4 1999
YEAR-TO-DATE PERFORMANCE AS OF 09/30/07 1.12%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                               1 year   5 years   10 years
------------------------------------------------------------------------------------------
FUND
  Before taxes                                                   4.39     5.10      5.48
  After taxes on distributions                                   4.30     5.06      5.46
  After taxes on distributions and sale of shares                4.44     5.00      5.38

LEHMAN BROTHERS SEVEN-YEAR MUNICIPAL BOND INDEX 1                3.98     4.89      5.22
LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX                     4.84     5.53      5.75

1 The Fund has changed its index from Lehman Brothers General Municipal Bond
  Index to Lehman Brothers Seven-Year Municipal Bond Index because the Lehman Brothers Seven-Year Municipal Bond Index is more representative of the fund's current investment strategy.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.30
Distribution (12b-1) fees                             None
Other expenses                                        0.31
                                                    -------
Total annual operating expenses                       0.61
Less expense reduction                               (0.12)
                                                    -------
NET OPERATING EXPENSES*                               0.49
                                                    -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $50                  $157                 $274                 $616

28  Schwab California Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/06-    9/1/05-    9/1/04-    9/1/03-    9/1/02-
                                                         8/31/07    8/31/06    8/31/05    8/31/04    8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.66      11.84      11.78      11.45      11.69
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.48       0.49       0.51       0.50       0.49
  Net realized and unrealized gains or losses              (0.30)     (0.17)      0.10       0.33      (0.24)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.18       0.32       0.61       0.83       0.25
Less distributions:
  Distributions from net investment income                 (0.48)     (0.49)     (0.50)     (0.50)     (0.49)
  Distributions from net realized gains                    (0.06)     (0.01)     (0.05)        --         --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.54)     (0.50)     (0.55)     (0.50)     (0.49)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           11.30      11.66      11.84      11.78      11.45
                                                         -----------------------------------------------------------------
Total return (%)                                            1.57       2.78       5.24       7.36       2.14


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.56       0.60       0.61       0.61       0.58
  Gross operating expenses                                  0.61       0.60       0.61       0.61       0.60
  Net investment income                                     4.15       4.19       4.27       4.30       4.16
Portfolio turnover rate                                       19         19          8         15         29
Net assets, end of period ($ X 1,000,000)                    217        205        199        180        194

                                     Schwab California Tax-Free Bond Fund TM  29

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc.,
(CSIM), has more than $217 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 6.1 million accounts. (All figures on this page are as of 8/31/07.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/07, these fees were 0.19% for the Schwab Tax-Free Bond Fund TM, 0.26% for the Schwab California Tax-Free Bond Fund TM, 0.32% for the Schwab Tax-Free YieldPlus Fund TM and 0.33% for the Schwab California Tax-Free YieldPlus Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in the funds' August 31, 2007 annual report, which covers the period September 1, 2006 through August 31, 2007.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer of the investment adviser is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  KENNETH SALINGER, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2008 and has worked in fixed-income and asset management since 1994.

                  JOHN SHELTON, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income asset management since 1998.

                  Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab account) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

 INVESTMENT MINIMUMS

The minimum shown below is applicable to each fund.

MINIMUM INITIAL INVESTMENT           MINIMUM BALANCE
------------------------------------------------------------------------
$100                                 NONE

This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

 PLACING ORDERS THROUGH YOUR INTERMEDIARY

To place intermediary orders to purchase, redeem or exchange shares of the funds, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. For example, Schwab's minimum additional investment through an automatic investment plan is $100, even though the funds' minimum additional investment is $1. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

32  Investing in the funds

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders, and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the Placing direct orders section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.

BUYING SHARES

To purchase shares of a fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

When selling or exchanging shares, you should be aware of the following fund policies:

The funds may take up to seven days to pay sale proceeds.

The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

 PLACING DIRECT ORDERS

INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS

Only Eligible Investors (as defined below) may purchase shares directly from the fund's sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.

METHODS FOR PLACING DIRECT ORDERS

The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.

OPENING AN ACCOUNT TO PLACE DIRECT ORDERS

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

INITIAL AND ADDITIONAL PURCHASES BY WIRE

Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value

34  Investing in the funds
per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

INITIAL AND ADDITIONAL PURCHASES BY MAIL

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.

REDEMPTIONS BY TELEPHONE

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

REDEMPTIONS BY MAIL

You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

ADDITIONAL REDEMPTION INFORMATION

To protect you, the funds and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

When selling shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

36  Investing in the funds

EXCHANGE PRIVILEGES

Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

EXCHANGES BY TELEPHONE

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Redemptions by telephone" for more information regarding transacting with the funds' sub-transfer agent via telephone.

EXCHANGES BY MAIL

To exchange fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NYSE IS OPEN. A fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund received your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

Orders to buy shares that are accepted prior to the close of a fund on a given day generally will receive the next business day's dividend. Orders to sell or exchange share that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market values if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.

The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other service for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by the fund or its shareholders.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.

38  Investing in the funds

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered to be key element of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund are ultra-short bond funds that seek a high degree a share price stability. As a result of the minimal fluctuations in each fund's share price, the Funds are less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the funds currently do not monitor or limit shareholder purchases and redemptions of fund shares. However, the funds' policies and procedures do provide the funds with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund), or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

40  Investing in the funds

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary through is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's capital gain distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Typically, dividends of the Schwab Tax-Free YieldPlus Fund TM and Schwab Tax-Free Bond Fund TM are exempt from federal income tax, but are subject to state and local income taxes. A portion of each of these funds' dividends may be exempt from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Dividends from the Schwab California Tax-Free YieldPlus Fund TM and Schwab California Tax-Free Bond Fund TM typically are exempt from federal and California personal income taxes. To the extent the funds invest in securities subject to the AMT, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from a fund. Each fund's capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS A FUND PAID DURING THE PREVIOUS CALENDAR YEAR, INCLUDING A BREAKDOWN OF THE FUND'S INCOME FROM EACH STATE. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES TYPICALLY WILL RECEIVE A REPORT THAT CALCULATES THEIR GAIN OR LOSS USING THE "AVERAGE COST" SINGLE-CATEGORY METHOD. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

42  Investing in the funds

NOTES

THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY

At Schwab Funds(R), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds' sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

YOUR PRIVACY IS NOT FOR SALE

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU

We collect personal information about you in a number of ways.

- APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

- TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

- THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

WEBSITE USAGE

When you visit our website, our systems may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE AND USE INFORMATION ABOUT YOU

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

- to help us process transactions for your account;

- when we use another company to provide services for us, such as printing and mailing your account statements;

- when we believe that disclosure is required or permitted under law.

For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We're committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

- utilizing client identification and authentication procedures before initiating transactions;

- using firewalls and encryption technology to protect personal information on our computer systems;

- training our employees on privacy and security to properly handle personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

- when using the Internet, keep your login ID and password confidential;

- keep your security software up-to-date and turned on;

- shred documents that contain personal information;

- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data. If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds(R) shareholders should contact us at 1-800-407-0256.

GREATER ACCURACY MEANS BETTER PROTECTION

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED

We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2008 Schwab Funds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, as well as the funds' annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

   Schwab Tax-Free Bond Funds               811-6200




   REG14272FLT-13

SCHWAB TAX-FREE BOND FUNDS

PROSPECTUS
November 15, 2007
As Amended June 13, 2008

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   November 15, 2007
   As amended June 13, 2008

   - Schwab YieldPlus Fund(R)
   - Schwab Short-Term Bond Market Fund TM
   - Schwab Total Bond Market Fund TM
   - Schwab GNMA Fund TM
   - Schwab Inflation Protected Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB BOND FUNDS


       ABOUT THE FUNDS

          Schwab YieldPlus Fund(R).................................    2

          Schwab Short-Term Bond Market Fund TM....................    9

          Schwab Total Bond Market Fund TM.........................   14

          Schwab GNMA Fund TM......................................   19

          Schwab Inflation Protected Fund TM.......................   24

          Fund management..........................................   29

       INVESTING IN THE FUNDS

          Placing orders through your Intermediary.................   32

          Placing direct orders....................................   33

          Transaction policies.....................................   38

          Distributions and taxes..................................   42

                  ABOUT THE FUNDS

                  THE SCHWAB YIELDPLUS FUND(R) is an ultra short-term bond fund, designed to offer high current income with minimal changes in share price. The fund seeks to keep the average duration of its portfolio at one year or less.

                  THE SCHWAB SHORT-TERM BOND MARKET FUND TM is a short-term bond fund designed to offer high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) U.S. Government/Credit Index. The fund seeks to maintain an average weighted maturity of less than three years.

                  THE SCHWAB TOTAL BOND MARKET FUND TM is designed to offer high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund is intended for investors seeking to fill the fixed income component of their asset allocation plan.

                  THE SCHWAB GNMA FUND TM is a bond fund designed to offer current income by investing primarily in Government National Mortgage Association (GNMA) securities. GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

                  THE SCHWAB INFLATION PROTECTED FUND TM is a bond fund designed to offer total return and inflation protection by investing primarily in inflation protected fixed income securities.

                  The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB YIELDPLUS FUND(R)
Ticker symbols:   Investor Shares: SWYPX   Select Shares(R): SWYSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Three kinds of swaps are index swaps, interest-rate swaps and credit default swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE BONDS (HIGH AND CERTAIN MEDIUM QUALITY, AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund may invest in bonds from diverse market sectors based on changing economic, market, industry and issuer conditions. The fund may invest in fixed, variable or floating rate bonds issued by U.S. and non-U.S. issuers including, without limitation, Treasuries and agency securities, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, preferred and convertible securities. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund's investment strategy is designed to offer higher yields than a money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the risk of holding the bond is unacceptable when compared to the bond's total return potential.

2  Schwab YieldPlus Fund(R)

The fund may invest in derivatives including, without limitation, futures, options, and swaps (including credit default swaps) which relate to fixed income securities, interest rates, and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales, reverse repurchase agreements and dollar rolls. Please see the Principal risks section for a description of these investments. In addition, the fund may seek to obtain market exposure to certain financial instruments by investing in a series of purchase and sale contracts.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                                                     Schwab YieldPlus Fund(R)  3

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value

4  Schwab YieldPlus Fund(R)
relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

MORTGAGE DOLLAR ROLLS RISK. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

                                                     Schwab YieldPlus Fund(R)  5

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

6  Schwab YieldPlus Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.
The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account
Keep in mind that future performance (both before and after taxes) may differ from past performance.
The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 31.

 ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

       5.75    5.85    2.64    2.91    2.22    3.32    5.48

        00      01      02      03      04      05      06

BEST QUARTER: 2.25% Q1 2001
WORST QUARTER: (0.13%) Q4 2001
YEAR-TO-DATE PERFORMANCE AS OF 9/30/07 1.36%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 5.48     3.31      4.09 1
  After taxes on distributions                                 3.64     1.97      2.38 1
  After taxes on distributions and sale of shares              3.53     2.03      2.44 1

SELECT SHARES(R)
  Before taxes                                                 5.64     3.44      4.23 1

LEHMAN SHORT U.S. TREASURY INDEX: 9-12 MONTHS*                 4.38     2.44      3.63 2

1 Inception: 10/1/99.

2 From: 10/1/99.

* The Lehman Brothers Short 9-12 Month U.S. Treasury Index is composed of only U.S. Treasury securities, which are direct obligations of the U.S. government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk. The fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the Principal risks section).

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

 FEE TABLE (%)

                                                                        INVESTOR   SELECT
SHAREHOLDER FEES                                                         SHARES   SHARES(R)
------------------------------------------------------------------------------------------
                                                                          None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.30      0.30
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.28      0.13
                                                                         ----------------
Total annual operating expenses                                           0.58      0.43
                                                                         ----------------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $59            $186           $324           $726
SELECT SHARES              $44            $138           $241           $542

                                                     Schwab YieldPlus Fund(R)  7

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/06-   9/1/05-   9/1/04-   9/1/03-   9/1/02-
INVESTOR SHARES                                          8/31/07   8/31/06   8/31/05   8/31/04   8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.67      9.68      9.71      9.70      9.75
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.51      0.45      0.29      0.24      0.30

  Net realized and unrealized gains or losses             (0.26)    (0.01)    (0.02)     0.01     (0.02)
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.25      0.44      0.27      0.25      0.28
Less distributions:
  Distributions from net investment income                (0.51)    (0.45)    (0.30)    (0.24)    (0.33)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           9.41      9.67      9.68      9.71      9.70
                                                         -----------------------------------------------------------------
Total return (%)                                           2.59      4.64      2.82      2.63      2.95


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   0.58      0.58      0.59      0.59      0.59
  Gross operating expenses                                 0.58      0.58      0.59      0.59      0.59
  Net investment income                                    5.27      4.62      3.00      2.43      3.08

Portfolio turnover rate                                     188        54        76        89       109

Net assets, end of period ($ X 1,000,000)                 1,145       886       741       639       410

                                                         9/1/06-   9/1/05-   9/1/04-   9/1/03-   9/1/02-
SELECT SHARES                                            8/31/07   8/31/06   8/31/05   8/31/04   8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.66      9.68      9.70      9.70      9.75
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.52      0.46      0.30      0.25      0.32

  Net realized and unrealized gains or losses             (0.24)    (0.02)    (0.01)     0.01     (0.02)
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.28      0.44      0.29      0.26      0.30
Less distributions:
  Distributions from net investment income                (0.53)    (0.46)    (0.31)    (0.26)    (0.35)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           9.41      9.66      9.68      9.70      9.70
                                                         -----------------------------------------------------------------
Total return (%)                                           2.85      4.69      3.08      2.67      3.10


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   0.43      0.43      0.44      0.45      0.44
  Gross operating expenses                                 0.43      0.43      0.44      0.45      0.44
  Net investment income                                    5.42      4.80      3.18      2.57      3.23

Portfolio turnover rate                                     188        54        76        89       109

Net assets, end of period ($ X 1,000,000)                 9,552     7,319     5,091     3,030     1,476

8  Schwab YieldPlus Fund(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM
Ticker Symbol: Investor Shares: SWBDX

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund's portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds ("junk bonds"). The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.

SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bond-holder receives when the bond matures). Because of this, short-term bond prices are not as sensitive to interest rate changes as longer-term bond prices.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer-term bonds.

The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


                                        Schwab Short-Term Bond Market Fund TM  9

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short average maturity is designed to reduce this risk, but will not eliminate it.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend

10 Schwab Short-Term Bond Market Fund TM or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SECURITIES LENDING. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

INVESTMENT STYLE RISK. Your investment in the fund will follow the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

                                       Schwab Short-Term Bond Market Fund TM  11

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

 ANNUAL TOTAL RETURNS (%) as of 12/31

       6.88    6.96    1.54    9.12    7.31    6.58    3.46    2.03    1.54    4.58

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 3.87% Q3 2001
WORST QUARTER: (1.52%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/07 3.55%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                4.58     3.63       4.97
  After taxes on
    distributions             2.92     2.27       3.13
  After taxes on
    distributions
    and sale of shares        2.95     2.30       3.11

LEHMAN BROTHERS MUTUAL FUND
  SHORT (1-5 YEAR) U.S.
  GOVERNMENT/CREDIT INDEX     4.22     3.77       5.33

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.29
Distribution (12b-1) fees                                       None
Other expenses                                                  0.29
                                                              -------
Total annual operating expenses                                 0.58
Less expense reduction                                         (0.03)
                                                              -------
NET OPERATING EXPENSES*                                         0.55
                                                              -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/09.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $56                  $180                 $318                 $720

12  Schwab Short-Term Bond Market Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/06-   9/1/05-   9/1/04-   9/1/03-   9/1/02-
                                                         8/31/07   8/31/06   8/31/05   8/31/04   8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.91     10.05     10.21     10.14     10.07
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.49      0.42      0.30      0.28      0.34
  Net realized and unrealized gains or losses             (0.07)    (0.14)    (0.13)     0.07      0.07
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.42      0.28      0.17      0.35      0.41

Less distributions:
  Distributions from net investment income                (0.49)    (0.42)    (0.31)    (0.28)    (0.34)
  Distributions from net realized gains                      --        --     (0.02)       --        --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.49)    (0.42)    (0.33)    (0.28)    (0.34)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           9.84      9.91     10.05     10.21     10.14
                                                         -----------------------------------------------------------------
Total return (%)                                           4.33      2.87      1.68      3.46      4.16


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   0.56 1    0.55      0.55      0.53      0.43
  Gross operating expenses                                 0.58      0.57      0.57      0.57      0.58
  Net investment income                                    4.94      4.18      3.00      2.69      3.34

Portfolio turnover rate                                     225       171       109       114       124

Net assets, end of period ($ X 1,000,000)                   569       604       660       728       648

1 The ratio of net operating expenses would have been 0.55% if overdraft expenses had not been included.

                                       Schwab Short-Term Bond Market Fund TM  13

SCHWAB TOTAL BOND MARKET FUND TM
Ticker symbol:  Investor Shares: SWLBX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

THE INDEX

The Lehman Brothers U.S. Aggregate Bond Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds ("junk bonds"). The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

14  Schwab Total Bond Market Fund TM

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as

                                            Schwab Total Bond Market Fund TM  15
interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

INVESTMENT STYLE RISK. Your investment follows the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

16  Schwab Total Bond Market Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

 ANNUAL TOTAL RETURNS (%) as of 12/31

       9.98    8.41   (1.04)  11.09    8.16    8.77    4.28    4.58    2.67    4.62

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 4.68% Q3 1998
WORST QUARTER: (2.16%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/07 3.37%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                4.62     4.97       6.10
  After taxes on
    distributions             2.80     3.17       3.86
  After taxes on
    distributions and sale
    of shares                 2.96     3.22       3.85

LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX        4.33     5.06       6.23

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.25
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.28
                                                                        -------
Total annual operating expenses                                           0.53
                                                                        -------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $54                  $170                 $296                 $665

                                            Schwab Total Bond Market Fund TM  17

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/06-    9/1/05-    9/1/04-    9/1/03-    9/1/02-
                                                         8/31/07    8/31/06    8/31/05    8/31/04    8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.76      10.10      10.15      10.20      10.22
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.51       0.47       0.35       0.31       0.34
  Net realized and unrealized gains or losses             (0.04)     (0.31)      0.08       0.32       0.10
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.47       0.16       0.43       0.63       0.44
Less distributions:
  Distributions from net investment income                (0.51)     (0.47)     (0.36)     (0.33)     (0.37)
  Distributions from net realized gains                      --      (0.03)     (0.12)     (0.35)     (0.09)
                                                         -----------------------------------------------------------------
Total distributions                                       (0.51)     (0.50)     (0.48)     (0.68)     (0.46)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           9.72       9.76      10.10      10.15      10.20
                                                         -----------------------------------------------------------------
Total return (%)                                           4.90       1.66       4.31       6.37       4.37


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.53       0.53       0.54       0.52       0.43
  Gross operating expenses                                 0.53       0.53       0.54       0.54       0.54
  Net investment income                                    5.16       4.68       3.49       3.08       3.36
Portfolio turnover rate                                     311        221        221        223        121
Net assets, end of period ($ X 1,000,000)                 1,534      1,233      1,195      1,042      1,025

18  Schwab Total Bond Market Fund TM

SCHWAB GNMA FUND TM
TICKER SYMBOLS: INVESTOR SHARES: SWGIX SELECT SHARES(R): SWGSX
STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs").

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds, commercial paper and derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, structured notes, options and futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund is not subject to any maturity or duration restrictions.

In addition, the fund may invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls). In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

GNMA SECURITIES

GNMA is a government-owned corporation and a federal agency. GNMA guaranteed securities represent interests in pools of residential mortgage loans.

GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


                                                         Schwab GNMA Fund TM  19

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of

20  Schwab GNMA Fund TM
derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                                         Schwab GNMA Fund TM  21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 31.

 ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

                                           3.18    2.58    3.63



                                            04      05      06



BEST QUARTER: 3.19% Q3 2006
WORST QUARTER: (1.18%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/07 4.10%

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  3.63      2.74 1
  After taxes on distributions                                  1.89      1.28 1
  After taxes on distributions
    and sale of shares                                          2.33      1.48 1

SELECT SHARES(R)
  Before taxes                                                  3.82      2.89 1

LEHMAN BROTHERS GNMA INDEX                                      4.61      3.70 2

1 Inception: 3/3/03.

2 From: 3/3/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

 FEE TABLE (%)

                                                                        INVESTOR   SELECT
SHAREHOLDER FEES                                                         SHARES   SHARES(R)
-------------------------------------------------------------------------------------------
                                                                          None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------------
Management fees                                                           0.45      0.45
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.65      0.50
                                                                         -----------------
Total annual operating expenses                                           1.10      0.95
Less expense reduction                                                   (0.36)    (0.40)
                                                                         -----------------
NET OPERATING EXPENSES*                                                   0.74      0.55
                                                                         -----------------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.74% and 0.55%, respectively, through 11/14/09.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------------------------------
INVESTOR SHARES               $76                  $276                 $535                $1,274
SELECT SHARES                 $56                  $221                 $445                $1,091

22  Schwab GNMA Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            9/1/06-    9/1/05-    9/1/04-    9/1/03-    3/3/03 1-
INVESTOR SHARES                             8/31/07    8/31/06    8/31/05    8/31/04     8/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.44       9.72       9.78       9.69       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.44       0.41       0.35       0.16        0.06

  Net realized and unrealized gains or
    losses                                    0.04      (0.25)     (0.02)      0.26       (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.48       0.16       0.33       0.42       (0.11)

Less distributions:
  Distributions from net investment income   (0.47)     (0.44)     (0.39)     (0.33)      (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.45       9.44       9.72       9.78        9.69
                                            -----------------------------------------------------------------
Total return (%)                              5.16       1.74       3.47       4.39       (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.74       0.74       0.74       0.51          --
  Gross operating expenses                    1.10       0.98       1.03       1.11        0.99 3
  Net investment income                       4.69       4.30       3.59       1.89        1.37 3

Portfolio turnover rate                        186        126        131        199         105 2

Net assets, end of period ($ X 1,000,000)       13         15         17         18          21

                                            9/1/06-    9/1/05-    9/1/04-    9/1/03-    3/3/03 1-
SELECT SHARES                               8/31/07    8/31/06    8/31/05    8/31/04     8/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.44       9.72       9.78       9.69       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.46       0.43       0.37       0.17        0.06

  Net realized and unrealized gains or
    losses                                    0.03      (0.25)     (0.02)      0.26       (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.49       0.18       0.35       0.43       (0.11)

Less distributions:
  Distributions from net investment income   (0.48)     (0.46)     (0.41)     (0.34)      (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.45       9.44       9.72       9.78        9.69
                                            -----------------------------------------------------------------
Total return (%)                              5.36       1.93       3.67       4.53       (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.55       0.55       0.55       0.37          --
  Gross operating expenses                    0.95       0.84       0.88       0.96        0.83 3
  Net investment income                       4.87       4.49       3.80       2.03        1.37 3

Portfolio turnover rate                        186        126        131        199         105 2

Net assets, end of period ($ X 1,000,000)       22         23         24         19          28

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                                         Schwab GNMA Fund TM  23

SCHWAB INFLATION PROTECTED FUND(TM)
Ticker symbols:  Investor Shares: SWRIX  Select Shares(R):  SWRSX

--------------------------------------------------------------------------------
THE FUND SEEKS TO PROVIDE TOTAL RETURN AND INFLATION PROTECTION.

INFLATION-PROTECTED SECURITIES

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest paid on the bond is adjusted to track changes (up or down) in an official inflation measure. The U.S. Treasury, the largest domestic issuer of inflation-protected securities (i.e., Treasury inflation protected securities
(TIPS)), currently uses the Consumer Price Index for Urban Consumers (CPI) as its inflation measure. Inflation-protected bonds issued by foreign governments and U.S. or foreign corporations are generally adjusted to reflect a comparable measure of inflation determined by that government or corporation.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN INFLATION-PROTECTED FIXED INCOME SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund may invest in inflation-protected fixed income securities with effective or final maturities of any length. The fund invests primarily in investment grade securities, but may invest up to 10% of its net assets in below investment grade bonds ("junk bonds") that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. The fund may invest up to 20% of its net assets in fixed income securities that are not structured to provide protection against inflation.

The fund may also invest in derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, options and futures contracts, as a substitute for taking a position in the underlying security or as part of an overall strategy designed to reduce the fund's risk exposure. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party.

In addition, the fund may invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which it may invest. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

24  Schwab Inflation Protected Fund TM

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed. Because the fund's share price may move up and down, the value of your investment in the fund will fluctuate, which means you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the fund holds bonds with longer maturities. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in "real" interest rates.

INFLATION-PROTECTED SECURITIES RISK. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond to be repaid at maturity is subject to credit risk.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (commonly called "junk bonds") involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments in fixed income securities, including inflation-protected fixed income securities, are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

                                          Schwab Inflation Protected Fund TM  25

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

26  Schwab Inflation Protected Fund TM

PERFORMANCE

Because this is a new fund, tables reflecting the fund's annual total return and average annual total return are not included. This information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

 FEE TABLE (%)

                                                                        INVESTOR   SELECT
SHAREHOLDER FEES                                                         SHARES   SHARES(R)
------------------------------------------------------------------------------------------
                                                                          None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.40      0.40
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.45      0.30
                                                                        -----------------
Total annual operating expenses                                           0.85      0.70
Less expense reduction                                                   (0.20)    (0.20)
                                                                        -----------------
NET OPERATING EXPENSES*                                                   0.65      0.50
                                                                        -----------------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.65% and 0.50%, respectively, through 11/14/09.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $66            $230           $431          $1,011
SELECT SHARES              $51            $183           $349          $  832

                                          Schwab Inflation Protected Fund TM  27

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            9/1/06-    3/31/06 1-
INVESTOR SHARES                             8/31/07     8/31/06
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        10.01       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                        0.43        0.29
  Net realized and unrealized gains or
    losses                                    (0.10)       0.01
                                            -----------------------------------------------------------------
  Total income from investment operations      0.33        0.30
Less distributions:
  Distributions from net investment income    (0.43)      (0.29)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.91       10.01
                                            -----------------------------------------------------------------
Total return (%)                               3.34        3.07 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.65        0.41 3
  Gross operating expenses                     0.84        0.92 3
  Net investment income                        4.30        6.91 3
Portfolio turnover rate                          35           2 2
Net assets, end of period ($ X 1,000,000)        16          16

                                            9/1/06-    3/31/06 1-
SELECT SHARES                               8/31/07     8/31/06
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        10.01       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                        0.45        0.30

  Net realized and unrealized gains or
    losses                                    (0.11)       0.01
                                            -----------------------------------------------------------------
  Total income from investment operations      0.34        0.31

Less distributions:
  Distributions from net investment income    (0.45)      (0.30)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.90       10.01
                                            -----------------------------------------------------------------
Total return (%)                               3.51        3.11 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.50        0.36 3
  Gross operating expenses                     0.71        0.76 3
  Net investment income                        5.16        7.06 3

Portfolio turnover rate                          35           2 2

Net assets, end of period ($ X 1,000,000)       119          44

1 Commencement of operations.

2 Not annualized.

3 Annualized.

28  Schwab Inflation Protected Fund TM

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc.,
(CSIM), has more than $217 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 6.1 million accounts. (All figures on this page are as of 8/31/07.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/07, these fees were 0.30% for the Schwab YieldPlus Fund(R), 0.26% for the Schwab Short-Term Bond Market Fund TM, 0.25% for the Schwab Total Bond Market Fund TM, 0.09% for the Schwab GNMA Fund TM and 0.20% for the Schwab Inflation Protected Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in the funds' August 31, 2007 annual report, which covers the period September 1, 2006 through August 31, 2007.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer of the investment adviser is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  MATTHEW HASTINGS, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

                  STEVEN HUNG, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  ALFONSO PORTILLO, JR., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2007 and has worked in fixed-income and asset management since 1996.

                  STEVEN CHAN, a portfolio manager of the investment advisor, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab account) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

 INVESTMENT MINIMUMS

CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares -- conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.

                  MINIMUM INITIAL      MINIMUM
SHARE CLASS       INVESTMENT           BALANCE
--------------------------------------------------
INVESTOR SHARES   $100                 NONE

SELECT SHARES(R)  $50,000              $40,000

The Schwab Short-Term Bond Market Fund TM and Schwab Total Bond Market Fund TM only offer Investor Shares. Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
-----------------------------------------------------------------------
REINVESTMENT            All dividends and capital gain distributions
                        are invested automatically in shares of your
                        fund or share class, as applicable.


CASH/REINVESTMENT MIX   You receive payment for dividends, while any
                        capital gain distributions are invested in
                        shares of your fund or share class, as
                        applicable.


CASH You receive payment for all dividends and capital gain distributions.

 PLACING ORDERS THROUGH YOUR INTERMEDIARY

To place intermediary orders to purchase, redeem or exchange shares of the funds, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. For example, Schwab's minimum additional investment through an automatic investment plan is $100, even though the funds' minimum additional investment is $1. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders, and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the Placing direct orders section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.

BUYING SHARES

To purchase shares of a fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders

32  Investing in the funds
with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

When selling or exchanging shares, you should be aware of the following fund policies:

The funds may take up to seven days to pay sale proceeds.

The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

 PLACING DIRECT ORDERS

INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS

Only Eligible Investors (as defined below) may purchase shares directly from the fund's sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.

METHODS FOR PLACING DIRECT ORDERS

The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.

OPENING AN ACCOUNT TO PLACE DIRECT ORDERS

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

INITIAL AND ADDITIONAL PURCHASES BY WIRE

Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

INITIAL AND ADDITIONAL PURCHASES BY MAIL

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party

34  Investing in the funds
checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.

REDEMPTIONS BY TELEPHONE

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

REDEMPTIONS BY MAIL

You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

ADDITIONAL REDEMPTION INFORMATION

To protect you, the funds and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies,
credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

When selling shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

EXCHANGE AND CONVERSION PRIVILEGES

Upon request, and subject to certain limitations, shares of a fund may be exchanged or converted into shares of any other Schwab Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the funds by mail or by telephone at any time.

EXCHANGES AND CONVERSIONS BY TELEPHONE

If you authorized the telephone redemption option in the account application, you may exchange or convert fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-

36  Investing in the funds
transfer agent to be genuine. Please see the section entitled "Redemptions by telephone" for more information regarding transacting with the funds' sub-transfer agent via telephone.

EXCHANGES AND CONVERSIONS BY MAIL

To exchange or convert fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the fund from and the fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NYSE IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

Orders to buy shares that are accepted prior to the close of a fund on a given day generally will receive the next business day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market values if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.

The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by the fund or its shareholders.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.

38  Investing in the funds

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered to be key element of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab YieldPlus Fund is an ultra-short bond fund that seeks a high degree a share price stability. Because of its historical ability to minimize its share price fluctuations, the fund is less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the fund currently does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund's policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab YieldPlus Fund), or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

40  Investing in the funds

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's capital gain distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

DIVIDENDS DERIVED FROM U.S. GOVERNMENT SECURITIES ARE GENERALLY EXEMPT FROM STATE AND LOCAL INCOME TAXES. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS(R) IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds is considered a taxable sale. An exchange between classes within a fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS A FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR INCLUDING THE PERCENTAGE OF DIVIDENDS PAID THAT MAY QUALIFY FOR TAX-EXEMPT STATUS. Schwab customers also receive information on distributions and transactions in their monthly account statements.

42  Investing in the funds

SCHWAB CUSTOMERS WHO SELL FUND SHARES TYPICALLY WILL RECEIVE A REPORT THAT CALCULATES THEIR GAIN OR LOSS USING THE "AVERAGE COST" SINGLE-CATEGORY METHOD. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY

At Schwab Funds(R), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds' sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

YOUR PRIVACY IS NOT FOR SALE

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU

We collect personal information about you in a number of ways.

- APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

- TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

- THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

WEBSITE USAGE.

When you visit our website, our systems may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE AND USE INFORMATION ABOUT YOU

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

- to help us process transactions for your account;

- when we use another company to provide services for us, such as printing and mailing your account statements;

- when we believe that disclosure is required or permitted under law.

For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We're committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

- utilizing client identification and authentication procedures before initiating transactions;

- using firewalls and encryption technology to protect personal information on our computer systems;

- training our employees on privacy and security to properly handle personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

- when using the Internet, keep your login ID and password confidential;

- keep your security software up-to-date and turned on;

- shred documents that contain personal information;

- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds(R) shareholders should contact us at 1-800-407-0256.

GREATER ACCURACY MEANS BETTER PROTECTION

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED

We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2008 Schwab Funds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER

    Schwab YieldPlus Fund(R)                  811-6200
    Schwab Short-Term Bond Market
    Fund TM                                   811-6200
    Schwab Total Bond Market Fund TM          811-6200
    Schwab GNMA Fund TM                       811-6200
    Schwab Inflation Protected Fund TM        811-6200




   REG14271FLT-14

SCHWAB YIELDPLUS FUND(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM

SCHWAB TOTAL BOND MARKET FUND TM

SCHWAB GNMA FUND TM

SCHWAB INFLATION PROTECTED FUND TM

PROSPECTUS
November 15, 2007
As Amended June 13, 2008


                                                           [CHARLES SCHWAB LOGO]

   SCHWAB(R) PREMIER INCOME FUND

                                                               SCHWAB FUNDS LOGO

   Prospectus
   September 19, 2007
   As amended June 13, 2008

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.

                                                  [CHARLES SCHWAB LOGO]

SCHWAB(R) PREMIER INCOME FUND


       ABOUT THE FUND

          Strategy.................................................    2

          Risks....................................................    4

          Performance..............................................    8

          Fund fees and expenses...................................    8

          Fund management..........................................    9

       INVESTING IN THE FUND

          Placing orders through your Intermediary.................   11

          Methods for placing orders through your Intermediary.....   12

          Placing direct orders for Institutional Shares...........   13

          Transaction policies.....................................   16

          Distributions and taxes..................................   20

SCHWAB(R) PREMIER INCOME FUND
Ticker symbols Investor Shares: SWPIX Select Shares(R): SWILX Institutional Shares(R): SWIIX

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

THE FUND SEEKS HIGH CURRENT INCOME AND MAY ALSO SEEK CAPITAL APPRECIATION.

The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
--------------------------------------------------------------------------------

STRATEGY

The fund invests primarily in fixed income instruments issued by U.S., non-U.S., and emerging market governments, governmental agencies, companies and entities and supranational entities of varying sectors, credit quality and maturities (bonds). The fund may also invest in income producing and non-income producing equity instruments (equities) issued by U.S., non-U.S., and emerging market companies and entities. The fund may invest all of its assets in a single country or in a small number of countries. The Fund may invest in bonds and equities denominated in non-U.S. and emerging market currencies on a currency hedged or unhedged basis.

The fund may invest in fixed, variable or floating rate bonds of any kind, including, without limitation, government and agency bonds, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, hybrid securities, loan interests and preferred and convertible securities. The fund may invest in investment-grade and below investment-grade bonds (junk bonds) or its unrated equivalents as determined by the investment adviser and may invest all of its assets in either ratings category. The fund may invest in bonds having ultra-short, short, intermediate and long term maturities and may invest all of its assets in a single maturity category.

The fund may invest in equities of any kind, including, without limitation, common and preferred stocks, rights and warrants to purchase stocks, depository receipts, real estate investment trusts (REITs), exchange traded funds (ETFs) and other investment companies. The fund may in invest in micro-cap, small-cap, mid-cap and large-cap equities and may invest all of its assets in a single market capitalization category.

The fund also may invest all of its assets in derivatives of any kind, including, without limitation, futures, options, short sales, swaps, structured notes, residual interests, reverse repurchase agreements and dollar rolls. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund

2  Schwab(R) Premier Income Fund
typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund may enter into forward commitment and delayed delivery agreements. Please see the Principal Risk Section for a description of these instruments.

The fund selects investments across and within various market sectors based on the investment adviser's assessment of economic, market, political, and industry conditions and analysis of each issuer. In making this determination, the investment adviser may consider a variety of factors that it determines to be relevant from time to time, such as projected interest rate movements, volatility forecasts, technical data, industry cycles, political events and the issuer's financial condition, earning estimates, management and industry position.

The fund is non-diversified and, as such, may allocate its assets in a smaller number of issuers than a diversified fund.

The fund sells investments when the investment adviser believes it is appropriate to do so, regardless of how long the investments have been held. Such sales may cause the fund to experience high portfolio turnover and correspondingly increased transaction costs. The sales may also result in capital gain or loss, including short-term capital gain or loss. High portfolio turnover may adversely impact the fund's performance.

The fund may hold all of its assets in cash, cash equivalents and other short-term investments for temporary or defensive purposes. The fund may utilize such tactics when the investment adviser believes that market or economic or political conditions are unfavorable for investors. Under such circumstances, the fund may not achieve its investment objective.

                                                Schwab(R) Premier Income Fund  3

PRINCIPAL RISKS

MARKET RISK. Stock and bond markets and the values of the investments owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

ALLOCATION RISK. The fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

PREPAYMENT AND EXTENSION RISK. The fund's fixed income investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in foreign issuers involve certain risks that are greater than those associated with investments in U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to the fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

EMERGING MARKET RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities

4  Schwab(R) Premier Income Fund
valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

CURRENCY RISK. The fund may invest in bonds and equities denominated in, and/or receiving revenues in, foreign currencies on a hedged or unhedged basis. As a result, the fund is subject to the risk that foreign currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

EQUITIES RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALLER AND MEDIUM COMPANY RISK. Historically, smaller and medium company securities have been more volatile than, and have performed differently from, larger company stocks. Stock prices of smaller and medium companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, smaller and medium companies may be more vulnerable to adverse business or economic events than larger, more established companies.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at

                                                Schwab(R) Premier Income Fund  5
an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales, reverse repurchase agreements, mortgage dollar rolls and delayed delivery and forward commitment transactions, may give rise to a form of leverage and may expose the fund to greater risk. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTION RISK. A delayed delivery agreement is a contract for the purchase or sale of one or more securities to be delivered on an agreed future settlement date. A forward commitment agreement is a contract for the purchase or sale of one or more securities at a specified price, with delivery and cash settlement on an agreed specified future date. When purchasing securities on a delayed delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. When the fund sells a security on a delayed delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the fund could suffer losses. Securities purchased by the fund on a forward commitment basis may expose the fund to additional risks because they may experience fluctuations in value prior to their actual delivery date. For example, the yield available in the market on a debt security may be higher at the time delivery takes places than the yield the fund obtained in the forward commitment transaction itself. These transactions may result in a form of leverage and increase the fund's overall investment risk.

REITS RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to

6  Schwab(R) Premier Income Fund
qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

EXCHANGE-TRADED FUNDS RISK (ETFS). ETFs hold portfolios of securities generally in proportion to the securities in a given market, sector or international index. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor investment selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

                                                Schwab(R) Premier Income Fund  7

PERFORMANCE

Because the fund is new, no performance figures are given. The information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                    INVESTOR   SELECT   INSTITUTIONAL
  (% of transaction amount)                          SHARES   SHARES(R)    SHARES
-------------------------------------------------------------------------------------
REDEMPTION FEE*                                       2.00      2.00        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------
Management fees                                       0.60      0.60        0.60
Distribution (12b-1) fees                             None      None        None
Other expenses**                                      0.42      0.27        0.27
                                                     ------------------------------
Total annual operating expenses                       1.02      0.87        0.87
Less expense reduction                               (0.15)    (0.15)      (0.24)
                                                     ------------------------------
NET OPERATING EXPENSES***                             0.87      0.72        0.63
                                                     ------------------------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**  "Other Expenses" are based on estimated amounts for the current fiscal year.

*** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of each of the Investor Shares, Select Shares, and Institutional Shares to 0.00% through 1/31/08. Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares, and Institutional Shares to 0.87%, 0.72% and 0.63% respectively, for the period 2/1/08 through 6/30/09.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                          1 year        3 years
--------------------------------------------------------------------------------
INVESTOR SHARES                            $66            $288
SELECT SHARES(R)                           $55            $245
INSTITUTIONAL SHARES                       $48            $238

8  Schwab(R) Premier Income Fund

                  FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc.,
(CSIM), has more than $210 billion under management.

                  The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million accounts. (All figures on this page are as of 6/30/07.)

                  As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund of 0.60% of the fund's average daily net assets not in excess of $500 million, 0.55% of such assets over $500 million, and 0.50% of such assets over $1 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer of the investment adviser is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  MATTHEW HASTINGS, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

                  STEVEN HUNG, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  ALFONSO PORTILLO, JR., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 2007 and has worked in fixed-income and asset management since 1997.

                  STEVEN CHAN, a portfolio manager of the investment advisor, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUND

                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). With respect to the Institutional Shares of the fund, Eligible Investors (as defined herein) may invest directly in the fund by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS THROUGH YOUR INTERMEDIARY

INVESTMENT MINIMUMS

CHOOSE A SHARE CLASS, then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each share class. The Institutional Shares have lower expenses than the Select Shares, which, in turn, have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You may convert your Investor or Select Shares into Institutional Shares at any time if your account balance in the fund is at least $500,000. You must contact Schwab or your other intermediary to request an interclass exchange of your shares--conversion is not automatic. If you no longer meet the minimum balance requirement for your share class, the fund reserves the right to redeem your shares. Not all share classes may be available through financial intermediaries other than Charles Schwab & Co., Inc.

                            MINIMUM INITIAL
SHARE CLASS                 INVESTMENT              MINIMUM BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES             $100                    NONE

SELECT SHARES(R)            $50,000                 $40,000

INSTITUTIONAL SHARES        $500,000                $400,000

Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select and Institutional Shares initial minimum investment and minimum balance requirements. These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your share
                       class.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested
                       automatically in shares of your share class.

CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS THROUGH YOUR INTERMEDIARY

To place intermediary orders to purchase, redeem or exchange shares of the fund, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

When you place intermediary orders, you are not placing your orders directly with the fund, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary, including Schwab, may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the acts or omissions of your intermediary or the failure of your intermediary to fulfill its responsibilities.

BUYING SHARES

To purchase shares of the fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the fund.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the fund.

When selling or exchanging shares, you should be aware of the following fund policies:

- The fund may take up to seven days to pay sale proceeds.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds or Laudus MarketMasters Funds that are not Sweep Investments and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

12  Investing in the fund

PLACING DIRECT ORDERS FOR INSTITUTIONAL SHARES

INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS FOR INSTITUTIONAL SHARES

Only Eligible Investors (as defined below) may purchase Institutional Shares directly from the fund's sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including, but not limited to, defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons will not be considered Eligible Investors. The fund reserves the right to determine which potential investors qualify as Eligible Investors. Institutional Shares held by a non-Eligible Investor are subject to involuntary redemption by the fund.

INVESTMENT MINIMUMS

The minimums shown below are for the fund's Institutional Shares. If you no longer meet the minimum balance requirement for the Institutional Shares, the fund reserves the right to redeem your shares.

                         MINIMUM INITIAL
                         INVESTMENT               MINIMUM BALANCE
-------------------------------------------------------------------------
INSTITUTIONAL SHARES     $500,000                 $400,000

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                               FEATURES
------------------------------------------------------------------------
REINVESTMENT                         All dividends and capital gain
                                     distributions are invested
                                     automatically in shares of your
                                     share class.

CASH/REINVESTMENT MIX                You receive payment for dividends,
                                     while any capital gain
                                     distributions are invested
                                     automatically in shares of your
                                     share class.

CASH                                 You receive payment for all
                                     dividends and capital gain
                                     distributions.

METHODS FOR PLACING DIRECT ORDERS -- INSTITUTIONAL SHARES

The methods for placing direct orders to purchase or redeem Institutional Shares of the fund are described on this and the following page. With every direct order, you must include your name, your account number, the fund name and share class, and the dollar amount you would like to purchase or redeem. There are no exchange privileges for shares purchased directly from the fund through its sub-transfer agent. You cannot place direct orders by mail and cannot pay for purchases by check. In addition, you must authorize the telephone redemption option in the account application (and

--------------------------------------------------------------------------------
OPENING AN ACCOUNT TO PLACE DIRECT ORDERS FOR INSTITUTIONAL SHARES OF THE FUND

You must satisfy the investor eligibility requirements (set forth at left) in order to place direct orders for the fund's Institutional Shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (subtransfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
--------------------------------------------------------------------------------
such authorization must be accepted by the fund) prior to placing orders with the fund's sub-transfer agent.

INITIAL AND ADDITIONAL PURCHASES BY WIRE

Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of Institutional Shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange
(NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to the close of the fund on settlement day. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

REDEMPTIONS BY TELEPHONE

Institutional Shares that were purchased directly from the fund through its sub-transfer agent can only be redeemed by telephone. You may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The fund and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

ADDITIONAL REDEMPTION INFORMATION

To protect you, the fund and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed

14  Investing in the fund
within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent.

Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

EXCHANGE PRIVILEGES

There are no exchange privileges for Institutional Shares purchased directly from the fund through its sub-transfer agent.

--------------------------------------------------------------------------------
THE FUND RESERVES CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in the fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive the fund's or share class' investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NYSE IS OPEN. The fund calculates the share price for each of its share classes each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by the fund or its shareholders.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. The fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact the fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares. The fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that

16  Investing in the fund
engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The fund may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. The fund will defer to an intermediary's policies only after the fund determines that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the fund. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. The fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, the fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. The fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of the fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to the fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the fund's market timing policies. As a result, the fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While the fund may monitor share turnover at the omnibus account level, the fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. The fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The fund imposes the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. The fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund's shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the fund or may be unwilling to collect the fees. As such, the fund may not be able to collect redemption fees through these intermediaries. The fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

The fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. The fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not "readily available" or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a

18  Investing in the fund
security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The fund expects that a portion of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution. You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at http://www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. The fund pays its dividends on the last business day of every month. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund's year-end distribution, if any, may be made available on the fund's web site at http://www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Qualified dividend income is currently treated at the reduced maximum rates applicable to long-term capital gains. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within the fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

Dividends derived from U.S. Government securities are generally exempt from state and local income taxes. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS THE FUND PAID DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Shareholders with a Schwab account who sell shares typically will receive a report that calculates their gain or loss using the "average cost" single category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

20  Investing in the fund
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THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY

At Schwab Funds(R), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds' sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

YOUR PRIVACY IS NOT FOR SALE

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU

We collect personal information about you in a number of ways.

- APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

- TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

- THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

WEBSITE USAGE

When you visit our website, our systems may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE AND USE INFORMATION ABOUT YOU

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

- to help us process transactions for your account;

- when we use another company to provide services for us, such as printing and mailing your account statements;

- when we believe that disclosure is required or permitted under law.

For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We're committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

- utilizing client identification and authentication procedures before initiating transactions;

- using firewalls and encryption technology to protect personal information on our computer systems;

- training our employees on privacy and security to properly handle personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

- when using the Internet, keep your login ID and password confidential;

- keep your security software up-to-date and turned on;

- shred documents that contain personal information;

- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds(R) shareholders should contact us at 1-800-407-0256.

GREATER ACCURACY MEANS BETTER PROTECTION

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED

We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2008 Schwab Funds(R). All rights reserved.